                                                                                                                    Exhibit 21
                                   ITEMS 4(A) AND 4(B):  SUBSIDIARY INFORMATION


--------------------------------------------------------------------------------
                          NATURE OF     PERCENTAGE             STATE/COUNTRY
        NAME              BUSINESS         OWNED              OF INCORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ITSA                    Pay television     100%                 Brazil
--------------------------------------------------------------------------------
TV Filme Brasilia       Pay television     100%                 Brazil
--------------------------------------------------------------------------------
TV Filme Goiania        Pay television     100%                 Brazil
--------------------------------------------------------------------------------
TV Filme Belem          Pay television     100%                 Brazil
--------------------------------------------------------------------------------
TV Filme Servicos       Pay television     49% equity           Brazil
                                           83% financial
--------------------------------------------------------------------------------
TV Filme Programadora   Pay television     100%                 Brazil
                        programming
--------------------------------------------------------------------------------
TV Filme Operacoes      Pay television     100%                 Brazil
--------------------------------------------------------------------------------
TV Filme Sistemas       Pay television     100%                 Brazil
--------------------------------------------------------------------------------
TVF Telecomunicacoes    Pay television     49% equity           Brazil
                                           83% financial
--------------------------------------------------------------------------------
ITSA Operacoes          Pay television     80%                  Brazil
--------------------------------------------------------------------------------

Note: for all Brazilian subsidiaries listed above, the following persons serve as directors (there are no officers for Brazilian companies):


         Hermano Studart Lins de Albuquerque
         Carlos Andre Studart Lins de Albuquerque



Additional Subsidiaries:


--------------------------------------------------------------------------------
                          NATURE OF     PERCENTAGE              STATE/COUNTRY
        NAME              BUSINESS        OWNED               OF INCORPORATION
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TV Filme Cayman           Holding co.      100%               Cayman Islands
--------------------------------------------------------------------------------
ITSA Cayman               Holding co.      100%               Cayman Islands
--------------------------------------------------------------------------------

Note: for the Cayman Islands subsidiaries listed above, the following persons serve as directors and officers:


         Hermano Studart Lins de Albuquerque (Director and Treasurer) Carlos Andre Studart Lins de Albuquerque (Director and President)